EXHIBIT 10.2


                                 AMENDMENT NO. 1

                                       TO

                            INVESTOR RIGHTS AGREEMENT

                  Amendment No. 1, dated as of June 28, 2002 (the "AMENDMENT"), to the Investor Rights Agreement, dated as of March 6, 2002 (the "INVESTOR RIGHTS AGREEMENT"), among SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation ("SAVVIS" or the "COMPANY"), WELSH, CARSON, ANDERSON & STOWE VIII, L.P., a Delaware limited partnership ("WCAS"), REUTERS HOLDINGS SWITZERLAND SA, a societe anonyme organized under the laws of Switzerland ("REUTERS"), the other individuals and entities party to the Investor Rights Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Investor Rights Agreement.

                               W I T N E S S E T H

                  WHEREAS, Constellation Venture Capital II, L.P., a Delaware limited partnership, Constellation Venture Capital Offshore II, L.P., a Cayman Islands limited partnership, The BSC Employee Fund IV, L.P., a Delaware limited partnership, and CVC II Partners, L.L.C., a Delaware limited liability company (the "CONSTELLATION ENTITIES") are becoming, simultaneously herewith, parties to the Investor Rights Agreement pursuant to a Joinder Agreement dated as of the date hereof;

                  WHEREAS, pursuant to Section 12(f) of the Investor Rights Agreement, the Company, WCAS and Reuters may modify or amend the Investor Rights Agreement to provide for certain registration rights to the Constellation Entities; and

                  WHEREAS, the Company, WCAS and Reuters wish to amend the Investor Rights Agreement;

                  NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                   AMENDMENTS

                  Section 1.01 Amendment to Preamble. The definition of "Other Investors" set forth in the preamble to the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "`OTHER INVESTORS' means the individuals and entities that hold Preferred Stock or Warrants that are listed under "Other
         Investors" on the signature pages hereto or become a party to this
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         Agreement in accordance with Section 10 hereof; provided, however, that the SAVVIS Stock holdings of the Constellation Entities shall be aggregated for the purposes of this definition."

                  Section 1.02 Amendment to "Whereas" Clause. The definition of "Warrants" is hereby amended to include the "Constellation Warrants."

                  Section 1.03 Amendments to Section 1.

                  (a) Section 1 is hereby amended to add the following definitions:

                  "`CONSTELLATION ENTITIES' means Constellation Venture Capital II, L.P., a Delaware limited partnership, Constellation Venture Capital Offshore II, L.P., a Cayman Islands limited partnership, The BSC Employee Fund IV, L.P., a Delaware limited partnership, and CVC II Partners, L.L.C., a Delaware limited liability company and their Permitted Transferees.

                  `CONSTELLATION WARRANTS' means the warrants to purchase an aggregate of 10,000,000 shares of Common Stock issued to the Constellation Entities on the date hereof."

                  (b) The following definition in Section 1 is hereby amended and restated in its entirety to read as follows:

                  ""ELIGIBLE INVESTOR' means at any time (a) WCAS or its Permitted Transferees, Reuters, the Constellation Entities (considered together as one Person) or any Other Investor (other than Nortel Networks or GECC), so long as such Person owns Preferred Stock representing at least ten percent (10%) of the then outstanding voting power of Savvis and (b) WCAS (together with its Affiliates), Reuters, the Constellation Entities (considered together as one Person) or any Other Investor (other than Nortel Networks or GECC), so long as each such Person owns Savvis Stock representing at least five percent (5%) of the outstanding Savvis voting power."

                  Section 1.04 Amendments to Section 3(a). Section 3(a) is hereby amended and restated in its entirety to read as follows:

                  "(a) Demand Registration Rights. If SAVVIS shall at any time after the Effective Date, be requested by WCAS, Reuters, a Constellation Entity, any Other Investor (other than a Constellation Entity) constituting an Eligible Investor or the holders of at least 25% of the Covered Warrant Common Shares (other than Covered Warrant Common Shares issued or issuable upon exercise of the Constellation Warrants) in a writing that states the number of shares of Restricted Stock to be sold and the intended method of disposition thereof (each such written request, a "DEMAND NOTICE"), to effect a registration under the Securities Act of all or any portion of the Restricted Stock then held by such person or issuable upon conversion of Preferred Stock or upon exercise of Warrants or Constellation Warrants then held by such person, SAVVIS shall immediately notify in writing (each such notice, a "DEMAND FURTHER NOTICE") each other Investor (other than the


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         requesting Investor) of such proposed registration and shall use its reasonable best efforts to register under the Securities Act (each such registration, a "DEMAND REGISTRATION"), for public sale in accordance with the method of disposition specified in such Demand Notice, the number of shares of Restricted Stock specified in such Demand Notice (plus the number of shares of Restricted Stock specified in any written requests for registration of shares of Restricted Stock that are received from other Investors (other than the requesting Investors) within 30 days after receipt by such other Investors of a Demand Further Notice). Notwithstanding anything to the contrary contained herein, SAVVIS shall not be obligated pursuant to this paragraph (a) to file and cause to become effective (i) more than two Demand Registrations in the aggregate requested by WCAS or its Permitted Transferees, two Demand Registrations in the aggregate requested by Reuters or its Permitted Transferees, two Demand Registrations in the aggregate requested by the Constellation Entities or their Permitted Transferees, two Demand Registrations in aggregate requested by Other Investors (other than the Constellation Entities) constituting Eligible Investors, and one Demand Registration by holders of the Covered Warrant Common Shares (other than Covered Warrant Common Shares issued or issuable upon exercise of the Constellation Warrants) or (ii) any Demand Registration with a proposed aggregate offering price of less than $25.0 million."

                  Section 1.05 Amendment to Section 3(c)(iii). Section 3(c)(iii) is hereby amended to add a proviso to the end to read as follows:

         "; provided, however, that with respect to any request for a Demand Registration or Short Form Registration requested by any of the Constellation Entities, none of the WCAS Investors may sell shares in such registration unless the Constellation Entities are permitted to sell in such registration at least 50% of the shares of the Restricted Stock that they requested to be included."

                  Section 1.06 Amendment to Section 3(d). Section 3(d) is hereby amended to add the following after the words "for sale to the public," in the first sentence thereof:

                  "(other than a Demand registration or Short Form Registration pursuant to Sections 3(a) or 3(b) hereof)"

                  Section 1.07 Amendment to Section 3(e). Section 3(e) is hereby amended to add a second proviso to the end of the clause to read as follows:

         "provided, further, however, that the Constellation Entities may make a distribution in kind of their shares of Restricted Stock to their limited partners or members during such period of distribution so long as limited partners or members agree to be bound by the terms of this
         Section 3(e)."

                  Section 1.08 Amendment to Section 12(d). Clause (ii) of the proviso at the end of the third sentence of Section 12(d) is hereby amended and restated in its entirety to read as follows:


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                  "(ii) the rights of Investors (other than Nortel Networks,
         GECC and the Constellation Entities) under Section 3(a) will not be transferable to or exercisable by a Permitted Transferee unless such Permitted Transferee purchases and continues to hold Restricted Stock representing at least five (5%) (on a fully diluted basis) of the voting capital stock of SAVVIS."

                                  ARTICLE II.
                                  MISCELLANEOUS

                  Section 2.01 Headings. Headings of sections and paragraphs of this Amendment are inserted for convenience of reference only and shall not affect the interpretation or be deemed to constitute a part hereof.

                  Section 2.02 Severability. In the event that any one or more of the provisions contained in this Amendment or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment.

                  Section 2.03 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

                  Section 2.04 Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  Section 2.05 Continuing Effect of Investor Rights Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Investor Rights Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Investor Rights Agreement shall remain in full force and effect.

                  Section 2.06 Effectiveness. This Amendment shall become effective on the date hereof.

                  Section 2.07 Joinder. WCAS and the Company hereby consent to the Constellation Entities becoming parties to the Investor Rights Agreement.


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                  IN WITNESS WHEREOF, each of the parties hereto has duly
executed and delivered this Amendment as of the day and year first above written.


                            SAVVIS COMMUNICATIONS CORPORATION

                            By: /s/ Lane H. Blumenfeld
                                Name: Lane H. Blumenfeld
                                Title: Vice President and Acting General Counsel


                            WELSH, CARSON, ANDERSON
                              & STOWE VIII, L.P.

                            By WCAS VIII Associates LLC,
                               General Partner

                               By: /s/ John Rather
                                   Name: John Rather
                                   Title: Managing Member


                            REUTERS HOLDINGS SWITZERLAND SA

                            By: /s/ Eric Lint
                                Name: Eric Lint
                                Title: Attorney-In-Fact


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